UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2010

Vyteris, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-32741	84-1394211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13-01 Pollitt Drive, Fair Lawn, NJ		07410
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 703-2299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On September 13, 2010, Haro Hartounian, CEO of Registrant, presented at the Rodman & Renshaw Annual Global Investment Conference at the New York Palace Hotel in New York City.  A copy of the presentation made by Dr. Hartounian is attached hereto as Exhibit 99.1 and will be available on the Registrant’s website at www.vyteris.com no later than Thursday, September 16, 2010.

Item 8.01 Other Events

On September 12, 2010, Vyteris, Inc. (the “Registrant”) executed a definitive merger agreement (“Merger Agreement”) with MediSync BioServices Inc., a privately held company. The press release, which was released on September 13, 2010, announcing execution of the Merger Agreement, is attached hereto as Exhibit 99.2. The Registrant will file a Form 8-K containing a description of the Merger Agreement, along with an executed copy thereof, no later than September 16, 2010.

The information in Items 7.01 and 8.01 of this Form 8-K and the Exhibits described in Item 9.01 and attached hereto as Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. Nothing contained in this Form 8-K shall be deemed proxy soliciting material pursuant to Rule 14a-12 promulgated under the Exchange Act.

Item 9.01  Exhibits

99.1	Presentation made by Haro Hartounian on September 13, 2010 at the Rodman & Renshaw Annual Global Investment Conference

99.2	Press Release, dated September 13, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYTERIS, INC.

By:	/s/ Joseph Himy
Name: Joseph Himy
Title: Chief Financial Officer

Dated:  September 13, 2010

LIST OF EXHIBITS

99.1	Presentation made by Haro Hartounian on September 13, 2010 at the Rodman & Renshaw Annual Global Investment Conference

99.2	Press Release, dated September 13, 2010